EXHIBIT 10.16

                      AGREEMENT AMONG SHAREHOLDERS
                                   OF
                             ENTROPIN, INC.

Board of Directors
Entropin, Inc.
45926 Oasis Street
Indio, California 92201

Dear Sirs:

This letter is being delivered to you in connection with further financing obligations undertaken subsequent to the filing of the Form SB-2 Registration Statement (the "Registration Statement") filed by Entropin, Inc., (the "Company") with the United States Securities and Exchange Commission (the "SEC"). Since the Registration Statement was declared effective by the SEC on August 18, 1998 (the "Effective Date"), the Company's Common Stock shares registered thereby (including those of the undersigned) have been free-trading without restriction or limitation.


The Company has advised the undersigned that securities underwriters and other sources of potential future funding of the Company may require that the undersigned and other shareholders set forth below agree to extend the term of the previous Agreement Among Shareholders dated June 29, 1998.
The Company has requested the undersigned to agree thereto.

Therefore, in consideration of each of the shareholders set forth below entering into this Agreement, the undersigned agrees not to offer, sell or contract to sell or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of the Company's Common Stock owned by the undersigned (or any securities convertible into, or exchangeable for, shares of the Company's Common Stock) during the period ending March 15, 2000.

In the event that, during the term of this Agreement, the Company permits the sale or other disposition of a portion of shares (a "Permitted Disposition") by the undersigned shareholders, it shall do so on a PRO RATA basis. Since the shares are being registered in the Registration Statement, the shares are free-trading upon a Permitted Disposition during the term of this Agreement, or a disposition after the expiration of this Agreement, provided that the Registration Statement is current at the time of a disposition. The Company hereby undertakes to use its best efforts to keep the Registration Statement current.

Yours very truly,



Date: 3-3-99                  /s/ HIGGINS D. BAILEY /s/ SHIRLEY A. BAILEY
     ----------------         -------------------------------------------
                              Higgins D. Bailey and Shirley A. Bailey

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Date:
     ----------------         -------------------------------------------
                              Higgins D. Bailey, Pledgee


Date:                         /s/ JAMES E. WYNN /s/ JOYCE S. WYNN
     ----------------         -------------------------------------------
                              James E. Wynn and Joyce S. Wynn
                              Accepts this Agreement, providing that
                              during its term he retains the right to sell
                              50,000 shares.


Date:                         /s/ DONALD HUNTER
     ----------------         -------------------------------------------
                              Donald Hunter,
                              Trustee for the Donald Hunter Residuary
                              Marital Trust



Date:
     ----------------         -------------------------------------------
                              Dewey H. and Virginia Crim



Date: 4 Mar 1999              /s/ CAROLINE T. SOMERS
     ----------------         -------------------------------------------
                              Caroline T. Somers
                              I agree to the lock-up agreement providing
                              that the sale of 25,000 shares of my stock
                              at $4.00 per share, for $100,000 total, is
                              completed.


                              CapMac Eighty-Two Limited Partnership,


Date:                         By: /s/ MILTON D. MCKENZIE
     ----------------         -------------------------------------------
                              Milton D. McKenzie, General Partner



Date:                         /s/ MILTON D. MCKENZIE
     ----------------         -------------------------------------------
                              Milton D. McKenzie, Pledgee



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


                              Thomas T. Anderson Trust,


Date: 3/16/99                 By: /s/ THOMAS T. ANDERSON
     ----------------         -------------------------------------------
                              Thomas T. Anderson, Trustee


     AGREED TO AND ACCEPTED BY ENTROPIN, INC.




Date: 3-3-99                  By: /s/ HIGGINS D. BAILEY
     ----------------         -------------------------------------------
                              Higgins D. Bailey,
                              Chairman of the Board









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